SUN CAPITAL ADVISERS TRUST

SC Ibbotson Moderate Fund

Supplement dated November 15, 2010
To the Initial and Service Class Prospectuses and Statement of Additional Information, each dated May 1, 2010

Effective November 15, 2010, SC Ibbotson Moderate Fund’s name is changed to SC Ibbotson Conservative Fund and all references to the SC Ibbotson Moderate Fund in the Initial Class and Service Class prospectuses and in the Statement of Additional Information are hereby changed from “SC Ibbotson Moderate Fund” to “SC Ibbotson Conservative Fund.”  There are no changes being made to the Fund’s investment goal, principal investments and strategies or principal risks as a result of this name change.